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                                                                     EXHIBIT 4.1


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
[THE MONY GROUP LOGO]
                           Not More than          Incorporated                        COMMON STOCK
                           100,000 Shares         Under The Laws
                                                  Of The State Of
                                                  Delaware

                                                                                      Cusip




The MONY Group Inc.
                                                                                      Shares

This Certifies that





is the Owner of                                                                       Number

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF


The MONY Group Inc. transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and By-laws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereto accents.

     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

                                                                                       See Reverse For Certain Definitions

                                                              [SEAL]

Dated:                                                                                 Countersigned and registered
                                                                                       Name of Bank
                                                                                       Transfer Agent and Registrar



     Michael I. Roth                           Thomas J. Conklin

Chairman and Chief Executive Officer    Senior Vice President and Secretary            Authorized Officer


The Mutual Life Insurance Company of New York is the predecessor of MONY Life insurance Company and operating subsidiary of The MONY Group Inc.
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                                                            THE MONEY GROUP INC.
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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the transfer agent named herein.

Explanation of Abbreviations

The following abbreviations when used in the form of ownership on the face of their certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Phone Abbreviation  Equivalent
TEN COM             as tenants in common
TEN ENT             as tenants by the entireties
JT TEN              as joint tenants with right of survivorship
                    and not as tenants in common
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
DM   Administrator(s)       FBO  For the benefit    TR  (As) trustee(s), for, of
      Administratrix              of                UA  Under agreement
EST   Estate, Of estate of   MB   Made by           UW  Under will of, Of will
EX    Executor(s),                                      of, Under last will
      Executrix                                         & testament
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UNIF GIFT MIN ACT--

___________________  Custodian  ________________
(Custodian's Name)               (Minor's Name)

                     _________
under the              State

              Uniform  Gifts to Minors Act
================================================================================
Assignment Form

      FOR VALUE RECEIVED THE UNDERSIGNED SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE
                                         ---------------------------------------
Name

--------------------------------------------------------------------------------
Street                                                                Shares

--------------------------------------------------------------------------------
City, State and Zip Code

================================================================================

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                             IDENTIFYING NUMBER OF ASSIGNEE
                                         ---------------------------------------
Name

--------------------------------------------------------------------------------
Street                                                                Shares

--------------------------------------------------------------------------------
City, State and Zip Code

================================================================================
 of the capital stock represented by this certificate and do hereby irrevocably constitute and appoint _________________________________ as Attorney to transfer
                           (leave blank or fill in as
                            explained in Notice below)
the said Stock on the books of the Corporation with full power of substitution.


                                        X
                                        ---------------------------------------
DATED                                   X
     -------------------------------    ---------------------------------------
                                        (Sign here exactly as name(s) is shown
                                        on the face of this certificate without
                                        any change or alteration whatever.)

                                        Signature(s) Guaranteed:




THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC., SUCH AS, A COMMERCIAL BANK, TRUST COMPANY, SECURITIES BROKER/ DEALER, CREDIT UNION, OR A SAVINGS ASSOCIATION.

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes full negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank, or (ii) if you are sending the signed certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate.

Printed in U.S.A.